ITW Conference Call

Second Quarter

2007

Exhibit 99.2

ITW Agenda

1.  Introduction…………………….John Brooklier/David Speer

2.  Financial Overview……………… Ron Kropp

3.  Manufacturing Segments………. John Brooklier

4.  Forecast 2007………………….… Ron Kropp

5.  Q & A…………..…..John Brooklier/Ron Kropp/David Speer

ITW
Forward - Looking Statements

This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions, base revenue growth, earnings growth, operating income, tax rates, use of free cash and potential acquisitions for the 2007 full year and the Company’s related forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated.  Important risks that may influence future results include (1) a downturn in the construction, general industrial, automotive or food institutional and service markets, (2)
deterioration in international and domestic business and economic conditions, particularly in North America, Europe, Asia or Australia, (3)
the unfavorable impact of foreign currency fluctuations and costs of raw materials, (4) an interruption in, or reduction in, introducing new products into the Company’s product lines, (5) an unfavorable environment for making acquisitions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates, and (6) unfavorable tax law changes and tax authority rulings.  The risks covered here are not all inclusive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Conference Call Playback

Replay number: 402-220-0196

No pass code necessary

Telephone replay available through midnight of
August 2, 2007

Webcast / PowerPoint replay available at itw.com
website

ITW
Quarterly Highlights

2006

2007

Q2

Q2

Amount

%

Operating Revenues

3,579.5

4,159.7

580.2

16.2%

Operating Income

659.8

698.7

38.9

5.9%

% of Revenues

18.4%

16.8%

-1.6%

Net Income

Income Amount

465.9

505.6

39.7

8.5%

Income Per Share-Diluted

0.81

0.90

0.09

11.1%

Average Invested Capital

8,994.0

10,253.6

(1,259.6)

-14.0%

Return on Average Invested Capital

20.5%

19.2%

-1.3%

Free Operating Cash Flow

284.9

442.6

157.7

55.3%

F(U) Last Year

ITW
Quarterly Operating Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Manufacturing Business

Operating Leverage

2.4%

5.2%

0.5%

Nonvolume-related

-

-1.8%

-0.3%

Total

2.4%

3.4%

0.2%

Acquisitions

12.0%

1.7%

-1.7%

Divestitures

-1.3%

-0.8%

0.1%

Translation

3.6%

3.1%

-

Impairment

-

-

-

Restructuring

-

-1.5%

-0.3%

Intercompany/Other

-0.5%

-

0.1%

Total

16.2%

5.9%

-1.6%

% F(U) Prior Year

ITW
Non Operating & Taxes

2006

2007

Q2

Q2

Amount

%

Operating Income

659.8

698.7

38.9

5.9%

Interest Expense

(19.0)

(25.6)

(6.6)

Other Income

25.7

44.1

18.4

Net Income-P/T

666.5

717.2

50.7

7.6%

Income Taxes

200.6

211.6

(11.0)

% to Pre Tax Income

30.1%

29.5%

0.6%

Net Income-AT

465.9

505.6

39.7

8.5%

F(U) Last Year

ITW
Invested Capital

6/30/06

3/31/07

6/30/07

Trade Receivables

2,374.2

2,681.5

2,882.7

Days Sales Outstanding

59.7

64.2

62.4

Inventories

1,370.0

1,601.7

1,612.4

Months on Hand

1.8

2.0

1.8

Other Current Assets

612.9

646.6

677.7

Accounts Payable & Accruals

(1,880.4)

(2,179.5)

(2,292.1)

Operating Working Capital

2,476.7

2,750.3

2,880.7

% to Revenue(Prior 4 Qtrs.)

19%

19%

19%

Net Plant & Equipment

1,916.0

2,070.5

2,116.8

Investments

907.5

552.2

560.7

Goodwill and Intangibles

3,997.6

5,283.6

5,409.1

Other, net

(111.2)

(541.0)

(575.7)

Invested Capital

9,186.6

10,115.6

10,391.6

ITW
Debt & Equity

6/30/06

3/31/07

6/30/07

Total Capital

Short Term Debt

91.7

577.1

528.1

Long Term Debt

960.2

956.3

956.6

Total Debt

1,051.9

1,533.4

1,484.7

Stockholders' Equity

8,593.9

9,156.8

9,388.4

Total Capital

9,645.8

10,690.2

10,873.1

Less:

Cash

(459.2)

(574.6)

(481.5)

Net Debt & Equity

9,186.6

10,115.6

10,391.6

Debt to Total Capital

11%

14%

14%

ITW
Cash Flow

2006

2007

Q2

Q2

Net Income

465.9

505.6

Adjust for Non-Cash Items

130.7

98.8

Changes in Operating Assets & Liabilities

(235.0)

(72.8)

Net Cash From Operating Activities

361.6

531.6

Additions to Plant & Equipment

(76.7)

(89.0)

Free Operating Cash Flow

284.9

442.6

Stock Repurchase

-

(300.0)

Acquisitions

(82.5)

(155.3)

Dividends

(93.6)

(116.9)

Proceeds from Divestitures

0.4

58.0

Debt

(139.9)

(86.3)

Proceeds from Investments

6.3

11.8

Other

29.1

53.0

Net Cash Increase (Decrease)

4.7

(93.1)

ITW
Return on Average Invested Capital

2006

2007

F(U)

Q2

Q2

Prior Yr.

Operating Income after Taxes

461.2

492.6

31.4

Operating Margins

12.9%

11.8%

-1.1%

Average Invested Capital

8,994.0

10,253.6

(1,259.6)

Capital Turnover

1.59

1.62

0.03

Return on Average Invested Capital

20.5%

19.2%

-1.3%

2006

2007

F(U)

Year to Date

Q2

Q2

Prior Yr.

Operating Income after Taxes

833.8

893.5

59.7

Operating Margins

12.1%

11.3%

-0.8%

Average Invested Capital

8,791.9

10,117.6

(1,325.7)

Capital Turnover

1.56

1.57

0.01

Return on Average Invested Capital

19.0%

17.7%

-1.3%

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Annual Revenues Acquired

353

154

388

820

399

213

Purchase Price

Cash Paid

199

82

447

650

269

219

Stock Issued

163

-

-

-

-

-

Total

362

82

447

650

269

219

Number of Acquisitions

North America

Engineered Products

2

4

5

4

2

3

Specialty Systems

2

4

4

4

1

1

International

Engineered Products

4

-

2

11

3

1

Specialty Systems

3

2

2

-

3

5

Total

11

10

13

19

9

10

2006

2007

Key Economic Data

Stronger fundamentals in Europe

EuroZone Purchasing Managers Index: 55.6% in June ’07 vs.
55.4% in March ’07

EuroZone industrial production: 2.3% in May ’07 vs. 4.2% in
February ’07

German industrial production: 4.6% in May ’07 vs. 7.6% in
February ’07

US Industrial Production (ex. Tech.): 0.6% in June ’07 vs. 1.2%
in March ’07

North American June ’07 ISM Index: 56.0% vs. 50.9% in March
’07

North American June ’07 ISM New Order Index: 60.3% vs. 51.6%
in March ’07

ITW
Engineered Products - North America

2006

2007

Q2

Q2

Amount

%

Operating Revenues

1,091.7

1,088.9

(2.8)

-0.3%

Operating Income

209.7

194.5

(15.2)

-7.3%

Operating Margins

19.2%

17.9%

-1.3%

F(U) Last Year

Engineered Products - North America
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

-3.3%

-7.0%

-0.7%

Nonvolume-related

-

-0.6%

-0.1%

Total

-3.3%

-7.6%

-0.8%

Acquisitions

3.5%

1.5%

-0.4%

Divestitures

-0.6%

-0.4%

0.1%

Translation

0.1%

0.1%

-

Impairment

-

-

-

Restructuring

-

-0.9%

-0.2%

Other

-

-

-

Total

-0.3%

-7.3%

-1.3%

% F(U) Prior Year

Engineered Products - North America
Key Points

Total construction base revenues: -5% for Q2 ’07 vs. -10% for Q1 ’07

ITW construction (tools/fasteners/trusses) base revenues: -9% for Q2
’07 vs. -12% for Q1 ’07

             - new housing: -19% in Q2 ’07

             - renovation: +6% in Q2 ’07

             - commercial: -3% in Q2 ’07

Wilsonart (high pressure laminate): base revenues flat in Q2 ’07

            -  growth in laminate/solid surfacing for commercial applications offset by decline in flooring business

Engineered Products - North America
Key Points

Auto base revenues: -4% for Q2 ’07 vs. -7% for Q1 ’07

Detroit 3 build rates: -7% for Q2 ’07 vs. -12% for Q1 ’07

GM: -7% for Q2 ’07

Ford: -10% for Q2 ’07

Chrysler: -2% for Q2 ’07

New domestic build rates: +9% for Q2 ’07

Detroit 3 inventories: 76 days at 6-30-07

GM: 87 days

Ford: 63 days

Chrysler: 72 days

New domestics’ inventories: 53 days at 6-30-07

Industrial: base revenues -1% for Q2 ’07

Key contributors: Industrial Plastics (-11%); Polymers
(+2%); Fluid Products (+7%)

ITW
Engineered Products - International

2006

2007

Q2

Q2

Amount

%

Operating Revenues

736.6

976.7

240.1

32.6%

Operating Income

110.5

148.0

37.5

34.0%

Operating Margins

15.0%

15.2%

0.2%

F(U) Last Year

Engineered Products - International
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

7.2%

19.3%

1.7%

Nonvolume-related

-

-5.5%

-0.8%

Total

7.2%

13.8%

0.9%

Acquisitions

16.1%

9.4%

-0.9%

Divestitures

-

-

-

Translation

9.3%

10.5%

0.1%

Impairment

-

-

-

Restructuring

-

0.3%

0.1%

Other

-

-

-

Total

32.6%

34.0%

0.2%

% F(U) Prior Year

Engineered Products - International
Key Points

Construction base revenues: +10% in Q2 ’07

Europe: +12% (growth in many countries: Germany,
France and U.K.)

Asia-Pacific: +10% (commercial/retail strength in
Australia/New Zealand)

Wilsonart Intl.: +5% (strength in Germany)

Automotive base revenues: +5% in Q2 ’07

Builds: +3% in Q2 ’07

Key OEM builds: Ford Group: (+9.5%); Fiat: (+6.8%);
GM Group (+3.6%); PSA Group (-4.8%); and Renault
Group (-5.5%)

Industrial-based revenues: +4% in Q2 ’07

Industrial Plastics: +2%; Fluid Products: +8%;
Polymers: +6% ; and Electronics -3%

ITW
Specialty Systems - North America

2006

2007

Q2

Q2

Amount

%

Operating Revenues

1,134.5

1,253.5

119.0

10.5%

Operating Income

232.3

238.3

6.0

2.6%

Operating Margins

20.5%

19.0%

-1.5%

F(U) Last Year

Specialty Systems - North America
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

0.4%

0.8%

0.1%

Nonvolume-related

-

2.0%

0.4%

Total

0.4%

2.8%

0.5%

Acquisitions

11.7%

1.3%

-1.9%

Divestitures

-1.8%

-0.8%

0.2%

Translation

0.2%

0.1%

-

Impairment

-

-

-

Restructuring

-

-0.9%

-0.2%

Other

-

0.1%

-0.1%

Total

10.5%

2.6%

-1.5%

% F(U) Prior Year

Specialty Systems - North America
Key Points

Segment base revenues were up marginally in Q2 ’07 as
industrial production rate grew approximately 1.0% in Q2 ’07

Food Equipment base revenues: 7% growth in Q2 ’07 as
service and restaurant/institutional side of business
prospers

Welding base revenues: +3% growth in Q2 ’07 reflects
slowdown in industrial end markets and difficult Q2 ’06
comps

Industrial Packaging: -3% base revenue growth in Q2 ’07 due
to weakness in construction-related packaging categories
(lumber and brick/block: -24% in Q2 ’07)

ITW
Specialty Systems - International

2006

2007

Q2

Q2

Amount

%

Operating Revenues

719.6

960.4

240.8

33.5%

Operating Income

107.3

117.9

10.6

9.9%

Operating Margins

14.9%

12.3%

-2.6%

F(U) Last Year

Specialty Systems - International
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Business

Operating Leverage

8.8%

23.1%

2.0%

Nonvolume-related

-

-8.0%

-1.1%

Total

8.8%

15.1%

0.9%

Acquisitions

19.6%

-4.9%

-2.9%

Divestitures

-2.8%

-2.2%

-

Translation

7.9%

7.9%

0.2%

Impairment

-

-

-

Restructuring

-

-6.1%

-0.9%

Other

-

0.1%

0.1%

Total

33.5%

9.9%

-2.6%

% F(U) Prior Year

Specialty Systems - International
Key Points

Strong economic/end market fundamentals serve as backdrop
for business units in segment

Welding: base revenue +15% in Q2 ’07 due to demand from
energy/shipbuilding customers

Finishing: base revenues +14% in Q2 ’07 due to strong
demand for powder-based products in a number of
European and Asian countries

Food Equipment: base revenues +9% in Q2 ’07; growth in
Europe, Asia and Latin America

Signode industrial packaging: +8% in Europe and +5% in
Asia/Pacific in Q2 ’07

ITW
2007 Forecast

Mid

Low

High

Point

3rd Quarter

Base Revenues

3.0%

5.0%

4.0%

Income Per Share-Diluted

$0.85

$0.89

$0.87

% F(U) 2006

9%

14%

12%

Full Year

Base Revenues

2.1%

4.1%

3.1%

Income Per Share-Diluted

$3.31

$3.41

$3.36

% F(U) 2006

10%

13%

12%

ITW 2007 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $900 million to $1.2 billion
range.

Share repurchases of $700 million to $900 million for
the year.

Restructuring cost of $35 to $50 million.

No further impairment of goodwill/intangibles.

Nonoperating other income of $80 to $90 million,
which is lower than 2006 by $20 to $30 million.

Tax rate of 29.5% for the 3rd quarter and the full year.

ITW Conference Call

 Q & A

Second Quarter

2007